UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2006, Alexion Pharmaceuticals, Inc. (the “Company”) entered into three-year employment agreements, with provisions for automatic one year extensions, with each of Dr. Leonard Bell, Chief Executive Officer, David W. Keiser, President and Chief Operating Officer, Dr. Stephen P. Squinto, Executive Vice President and Head of Research, Mr. Vikas Sinha, Senior Vice President and Chief Financial Officer, Dr. Christopher Mojcik, Senior Vice President, Clinical Development and Thomas I. H. Dubin, Senior Vice President and General Counsel. Under each of their respective employment agreements, each of the executives is to continue to be employed in his current position with the Company. Dr. Bell’s and Mr. Keiser’s employment agreements continue to provide for the Company’s obligation to use its best efforts to cause each of them to be elected to the Board of Directors for the term of their respective employment agreements. In connection with the execution of the new employment agreements with each of Dr. Bell, Mr. Keiser, Dr. Squinto and Mr. Sinha, the old employment agreements between each of these executives and the Company were cancelled.

Under the terms of their respective employment agreements, each of the executives will be paid the following base salary for the next year, subject to annual increase in the discretion of the Board of Directors or the compensation committee of the Board of Directors: Dr. Bell ($490,000), Mr. Keiser ($334,000), Dr. Squinto ($291,000), Mr. Sinha ($280,000), Dr. Mojcik ($281,000) and Mr. Dubin ($265,000).

Under the terms of the employment agreements, in the event that the executive’s employment with the Company terminates at any time other than within three years after a change in control of the Company if the executive is Dr. Bell, two years if the executive is Mr. Keiser or Dr. Squinto and 1.5 years if the executive is Mr. Sinha, Dr. Mojcik, or Mr. Dubin, (1) for reasons other than cause, death, or physical or mental disability, or (2) following a constructive termination (other than due to loss of any material duties or authority of the executive if the executive is not Dr. Bell), or (3) in the event of a “non-renewal” (with “change in control,” “cause,” “constructive termination” and “non-renewal” defined in the executives’ respective employment agreements), the Company will be obligated to pay such terminated executive two times if the executive is Dr. Bell, one time if the executive is Mr. Keiser or Dr. Squinto and 0.75 times if the executive is Mr. Sinha, Dr. Mojcik, or Mr. Dubin, the severance payment (the “Severance Payment”) equal to the sum of (a) the executive’s then current base salary and (b) the greater of (i) the average bonus received by such executive for the two years preceding the year in which termination occurs and (ii) the amount equal to the bonus target for the year in which the termination of employment occurs as determined by the Company’s Board of Directors or its Compensation Committee.

In the event that the executive’s employment with the Company terminates within three years after a change in control of the Company if the executive is Dr. Bell, two years if the executive is Mr. Keiser or Dr. Squinto and 1.5 years if the executive is Mr. Sinha, Dr. Mojcik or Mr. Dubin, (i) by the Company for reasons other than cause, death or physical or mental disability, or (ii) by the executive for good reason (with “good reason” defined in the employment agreement), or (iii) in the event of non-renewal, the Company will be obligated to pay such terminated executive a cash lump sum equal to three times the Severance Payment if the executive is Dr. Bell, two times the Severance Payment if the executive is Mr. Keiser or Dr. Squinto and 1.5 times the Severance Payment if the executive is Mr. Sinha, Dr. Mojcik, or Mr. Dubin.

If the executive’s employment terminates for any of the reasons described above, death or physical or mental disability, or if a change in control occurs, (1) all of such executive’s time-vesting equity awards will vest and become immediately exercisable and remain exercisable through their original terms and (2) all other equity awards will vest as determined in good faith by the Board of Directors based on the percentage of goals and objectives achieved by such executive and the Company.

Each of the executives’ employment agreements also provides that if such executive becomes subject to the excise tax described in Section 4999 of the Internal Revenue Code of 1986, the Company shall make a special payment to such executive such that the after-tax value of payments received by him will be the same as if he were not subject to such excise tax.

The employment agreements with Dr. Bell, Mr. Keiser, Dr. Squinto and Mr. Sinha are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4. The form of the employment agreement for the Company’s Senior Vice Presidents attached hereto as Exhibit 10.5 covers the employment agreements with Dr. Mojcik and Mr. Dubin.

Item 1.02	Termination of a Material Definitive Agreement.

As described in Item 1.01 above, on February 14, 2006, the Company and each of Dr. Bell, Mr. Keiser, Dr. Squinto and Mr. Sinha agreed to cancel their respective old employment agreements in connection with the execution of the new employment agreements with the Company. The executives agreed that notwithstanding any provisions of their old employment agreements, they were not entitled to any compensation or acceleration of equity awards by virtue of cancellation of the old employment agreements. Material terms and conditions of the cancelled employment agreements with each of Dr. Bell, Mr. Keiser, Dr. Squinto and Mr. Sinha have been described in previous SEC filings by the Company, including the Company’s most recent Proxy Statement filed with the SEC on October 31, 2005 and are incorporated herein by reference. Copies of cancelled agreements with Dr. Bell, Mr. Keiser and Dr. Squinto were filed as Exhibits 10.1, 10.2 and 10.3 to the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2003 and are incorporated herein by reference. A copy of Mr. Sinha’s cancelled employment agreement was filed as Exhibit 10.1 to the current report on Form 8-K filed with the SEC on September 2, 2005 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement by and between Leonard Bell, M.D. and the Company, dated as of February 14, 2006.

10.2	Employment Agreement by and between David W. Keiser and the Company, dated as of February 14, 2006.

10.3	Employment Agreement by and between Stephen P. Squinto, Ph.D. and the Company, dated as of February 14, 2006.

10.4	Employment Agreement by and between Vikas Sinha and the Company, dated as of February 14, 2006.

10.5	Form of Employment Agreement (Senior Vice Presidents).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: February 15, 2006	By:	/s/ Thomas I. H. Dubin
Name: Thomas I. H. Dubin
Title: Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between Leonard Bell, M.D. and the Company, dated as of February 14, 2006.

10.2	Employment Agreement by and between David W. Keiser and the Company, dated as of February 14, 2006.

10.3	Employment Agreement by and between Stephen P. Squinto, Ph.D. and the Company, dated as of February 14, 2006.

10.4	Employment Agreement by and between Vikas Sinha and the Company, dated as of February 14, 2006.

10.5	Form of Employment Agreement (Senior Vice Presidents).